[MFS LOGO]                        SEMIANNUAL REPORT
                                  OCTOBER 31, 1996


MFS LIMITED MATURITY FUND





[GRAPHIC]






America learns how "We invented the mutual fund" (see page 22)

TABLE OF CONTENTS

Letter from the Chairman...................................................  1
Portfolio Manager's Overview...............................................  3
Portfolio Manager's Profile................................................  4
Performance Summary........................................................  5
Portfolio Concentration....................................................  6
Fund Facts.................................................................  6
Portfolio of Investments...................................................  7
Financial Statements.......................................................  9
Notes to Financial Statements.............................................. 15
MFS Family of Funds........................................................ 24
Trustees and Officers...................................................... 25


--------------------------------------------------------------------------------
HIGHLIGHTS

- FOR THE SIX MONTHS ENDED OCTOBER 31, 1996, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 3.46%, CLASS B SHARES 3.03%, AND CLASS C SHARES 3.16%.

- THE PAST SIX MONTHS WERE A RELATIVELY TRANQUIL PERIOD FOR SHORTER-MATURITY FIXED-INCOME SECURITIES AS INTEREST RATES ON TWO-YEAR U.S. TREASURIES TRADED IN THE RELATIVELY NARROW RANGE OF 5.80% TO 6.40%.

- THE FUND BENEFITED FROM MODEST INTEREST RATE DECLINES AND ITS OVERWEIGHTING IN INVESTMENT-GRADE SECURITIES.

- THE FUND'S MOST SIGNIFICANT COMMITMENT HAS BEEN TO THE UTILITY SECTOR, WHICH MAKES UP AROUND 21% OF ASSETS.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN


                             Dear Shareholders:

                              As we enter the final months of 1996, the U.S. economy appears to have settled into a pattern of
     [PHOTO] moderate growth and inflation -- two factors that we think can be important contributors to a favorable long-term investment climate. During the first quarter of 1996, real (inflation-adjusted) economic growth was 2.3% on an annualized basis, followed by a rate of 4.7% in the second quarter.
However, this unexpectedly high level was followed by a more moderate 2.2% pace during the third quarter. Overall, real growth in gross domestic product has surpassed our expectations this year, and we now expect that growth for all of 1996 could exceed 2.5%. Although individual consumers appear to be carrying an excessive debt load, the consumer sector itself, which represents two-thirds of the economy, continues to support the automobile and housing markets. Consumer spending has also been positively impacted by widespread job growth and, more recently, rising wages. However, recent statistics appear to show a slowdown in consumer spending. This is particularly true when considering overall retail sales, which have been flat for several months. Furthermore, the economies of Europe and Japan continue to be in the doldrums, weakening U.S. export markets while subduing the capital spending plans of American corporations. Thus, while economic growth should continue, we expect some slackening toward the end of the year.
     In the bond markets, persistent signs of economic weakness led to decreases in short-term interest rates by the Federal Reserve Board in late 1995 and early 1996. Should signs of more rapid economic growth and, particularly, of higher inflation resurface, we would expect the Fed to maintain its anti-inflationary stance. In the beginning of the year, bond markets traded in a narrow range as investors shifted between concern for the lack of a budget resolution in Washington and hope that sluggish economic reports and low inflation might lead to lower interest rates. Later, fixed-income markets began reacting to conflicting signals regarding the economy's strength with more volatile trading patterns marked by an upward bias in interest rates. Interest rates may move even higher over the coming months, but we believe the current rise in bond yields is reaching a point where fixed-income markets are equitably valued.

     Finally, as you may notice, this report to shareholders incorporates a number of changes which we hope you will find informative and useful. Following the Portfolio Manager's Overview, we have added new information on the Fund's holdings, including charts illustrating the portfolio's concentration in the types of investments that meet its criteria. Near the back of the report, telephone numbers and addresses are listed if you would like to contact MFS.
     We appreciate your support and welcome any questions or comments you may have.

Respectfully,


/s/ A. Keith Brodkin
-------------------------
A. Keith Brodkin
Chairman and President

November 12, 1996

PORTFOLIO MANAGER'S OVERVIEW


                              Dear Shareholders:

                              The past six months were a relatively tranquil period for shorter-maturity fixed-income
          [PHOTO]             securities as interest rates on two-year U.S.
                              Treasuries traded in the relatively narrow range of 5.8% to 6.4%. For the period as a whole, two-year Treasuries declined slightly, beginning the period at 6% and ending at 5.75%. There were no rate changes by the Federal Reserve Board as the economy continued to grow moderately, and inflationary pressures remained absent. Despite market concerns over a pickup in inflation, both labor costs and commodity prices have remained relatively restrained.
     As a result of this modest rate decline, shareholders received a small amount of capital appreciation in addition to their coupon income. For the six months ended October 31, 1996, Class A shares of the Fund provided a total return at net asset value of 3.46%, Class B shares 3.03%, and Class C shares 3.16%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges.
     The Fund's performance during the past six months benefited from the modest decline in interest rates and the Fund's overweighting in investment-grade corporate securities. As is typical in periods of strong economic activity, the 4.25% return of short-term "BBB"-rated investment-grade corporate securities outperformed U.S. Treasury securities, which returned 3.82%. (Note that principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) The Fund's weightings in "BBB" investment-grade securities remains at around 50% of the portfolio, which is roughly twice the exposure of the competitive universe as defined by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.
     In terms of sectors, the Fund's most significant commitment has been to the utility sector, which makes up around 21% of assets. We believe this sector has become undervalued due to investors' concerns about a deteriorating regulatory environment. We believe the fortunes of Long Island Lighting, which at 5.5% of assets represents the Fund's largest holding, will benefit from a plan developed by the Long Island Power Authority to purchase most of its assets. Other utility holdings include Gulf States Utilities (4.5% of the portfolio) and Central Maine Power (3.3%).

Respectfully,



/s/ Geoffrey L. Kurinsky
-----------------------------
Geoffrey L. Kurinsky
Portfolio Manager



--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE

GEOFFREY KURINSKY BEGAN HIS CAREER AT MFS IN 1987 IN THE FIXED INCOME DEPARTMENT. MR. KURINSKY IS A GRADUATE OF THE UNIVERSITY OF MASSACHUSETTS AND BOSTON'S UNIVERSITY'S GRADUATE SCHOOL OF MANAGEMENT. HE WAS NAMED ASSISTANT VICE PRESIDENT IN 1988, VICE PRESIDENT IN 1989 AND SENIOR VICE PRESIDENT IN 1993. IN 1992, HE BECAME PORTFOLIO MANAGER OF MFS LIMITED MATURITY FUND.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds like MFS Limited Maturity Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B, and Class C shares for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                  6 Months     1 Year     Life of Fund+
----------------------------------------------------------------------------------------
Cumulative Total Return                             +3.46%      +5.93%          +32.01%
----------------------------------------------------------------------------------------
Average Annual Total Return                            --       +5.93%           +6.11%
----------------------------------------------------------------------------------------
SEC Results                                            --       +3.35%           +5.54%
----------------------------------------------------------------------------------------

CLASS B INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                  6 Months     1 Year     Life of Fund+
----------------------------------------------------------------------------------------
Cumulative Total Return                             +3.03%      +5.05%          +28.49%
----------------------------------------------------------------------------------------
Average Annual Total Return                            --       +5.05%           +5.50%
----------------------------------------------------------------------------------------
SEC Results                                            --       +1.10%           +5.15%
----------------------------------------------------------------------------------------


CLASS C INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                  6 Months     1 Year     Life of Fund+
---------------------------------------------------------------------------------------
Cumulative Total Return                             +3.16%      +5.18%          +29.46%
----------------------------------------------------------------------------------------
Average Annual Total Return                            --       +5.18%           +5.67%
----------------------------------------------------------------------------------------
SEC Results                                            --       +4.19%           +5.67%
----------------------------------------------------------------------------------------

+ Commencement of operations for Class A is February 26, 1992.


All results represent past performance and are not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class A SEC results include the maximum 2.50% sales charge. Class B SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases made on or after April 1, 1996 will be subject to a 1% CDSC if redeemed within 12 months of purchase. See the prospectus for details.

Class B and Class C share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of

Class B shares on September 7, 1993 and of Class C shares on July 1, 1994. Sales charges and operating expenses for Class A, Class B, and Class C shares differ. The Class A share performance, which is included within the Class B and Class C share SEC performance, has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the initial sales charge generally applicable to Class A shares. Class B and Class C share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 1996

LARGEST SECTORS

                                 [PIE CHART]


--------------------------------------------------------------------------------
FUND FACTS

STRATEGY:                 THE FUND'S PRIMARY INVESTMENT OBJECTIVE IS TO
                          PROVIDE AS HIGH A LEVEL OF CURRENT INCOME AS IS
                          BELIEVED TO BE CONSISTENT WITH PRUDENT INVESTMENT
                          RISK.
COMMENCEMENT OF
INVESTMENT OPERATIONS:    FEBRUARY 26, 1992

SIZE:                     $138.2 MILLION NET ASSETS AS OF OCTOBER 31, 1996

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (UNAUDITED) - October 31, 1996

Bonds - 97.8%
-----------------------------------------------------------------------------------------
  S&P Bond                                                  Principal Amount
   Rating                        Issuer                      (000 Omitted)       Value
-----------------------------------------------------------------------------------------
        Banks and Credit Companies - 3.6%

BBB-         Capital One Bank, 7.15s, 2006                        $4,000      $ 4,067,880
A            First Chicago Master Trust, 8.23s, 1996               1,000        1,000,620
                                                                              -----------
                                                                              $ 5,068,500
-----------------------------------------------------------------------------------------
        Consumer Goods and Services - 2.2%

BBB-         Fingerhut Cos., Inc., 7.375s, 1999##                 $3,000      $ 3,035,370
-----------------------------------------------------------------------------------------
        Corporate Asset Backed - 3.5%

NR           Merrill Lynch Mortgage Investors, Inc., 9.7s, 2010   $  794      $   808,140
NR           Merrill Lynch Mortgage Investors, Inc., 9.75s, 2010     287          293,570
NR           Merrill Lynch Mortgage Investors, Inc., 8.3s, 2011       38           38,885
NR           Merrill Lynch Mortgage Investors, Inc., 10s, 2011        35           37,211
NR           Merrill Lynch Mortgage Investors, Inc., 8.19s, 2021   3,591        3,647,732
                                                                              -----------
                                                                              $ 4,825,538
-----------------------------------------------------------------------------------------
        Entertainment - 0.7%

BBB-         Time Warner, Inc., 7.45s, 1998                       $1,030       $1,045,223
-----------------------------------------------------------------------------------------
        Financial Services - 8.2%

A            Countrywide Funding Corp., 6.57s, 1997               $  500      $   502,980
NR           Lehman Brothers Holdings, Inc., 7.375s, 2007          5,000        5,134,700
BBB-         United Cos. Financial Corp., 7s, 1998                 2,500        2,516,150
BBB-         United Cos. Financial Corp., 9.35s, 1999              2,870        3,070,412
                                                                              -----------
                                                                              $11,224,242
-----------------------------------------------------------------------------------------
        Food and Beverage Products - 4.2%

BB+          Great Atlantic & Pacific Tea Co., Inc.,
             9.125s, 1998                                         $3,500      $ 3,602,620
BBB-         RJR Nabisco, Inc., 8s, 2001                           2,250        2,254,298
                                                                              -----------
                                                                              $ 5,856,918
-----------------------------------------------------------------------------------------
        Foreign - U.S. Dollars - 9.8%

BBB-         Empresa Electrica Guacolda S.A., 7.6s, 2001##        $3,305      $ 3,363,829
BBB-         Republic of Colombia, 8.75s, 1999                     3,000        3,127,500
NR           Republic of Slovenia, 7s, 2001##                      4,000        4,061,600
NR           United Mexican States, 9.75s, 2001##                  3,000        3,002,400
                                                                              -----------
                                                                              $13,555,329
-----------------------------------------------------------------------------------------
        Forest and Paper Products - 2.0%

BBB-         Boise Cascade Corp., 9.9s, 2001                      $2,390      $ 2,697,713
-----------------------------------------------------------------------------------------
        Oils - 0.9%

BBB-         Tosco Corp., 9s, 1997                                $1,200      $ 1,212,000
-----------------------------------------------------------------------------------------
        Real Estate Investment Trusts - 6.3%

BBB-         Sun Communities, Inc., 7.375s, 2001                  $2,400      $ 2,427,000
BBB          Taubman Realty Group LP, 8s, 2001                     5,970        6,288,858
                                                                              -----------
                                                                              $ 8,715,858
-----------------------------------------------------------------------------------------
        Telecommunications - 4.7%

BBB          Continental Cablevision, Inc., 11s, 2007             $3,000      $ 3,412,500
BBB-         Tele-Communications, Inc., 7.375s, 2000               3,000        3,035,730
                                                                              -----------
                                                                              $ 6,448,230
-----------------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS (UNAUDITED) - continued

Bonds - continued
----------------------------------------------------------------------------------------------
  S&P Bond                                                  Principal Amount
   Rating                        Issuer                      (000 Omitted)       Value
----------------------------------------------------------------------------------------------
       U.S. Government and Agency Obligations - 30.8%

GOV      Federal National Mortgage Association, 8.5s, 2007           $   114      $    119,512
GOV      Federal National Mortgage Association, 7.5s, 2011             5,496         5,581,538
GOV      Government National Mortgage Association, 7.5s, 2008-2011     9,333         9,520,063
GOV      Government National Mortgage Association, 12.5s, 2011           498           585,673
GOV      U.S. Treasury Notes, 9.125s, 1999                             8,443         9,084,161
GOV      U.S. Treasury Notes, 6.25s, 2001                             17,500        17,614,800
                                                                                  ------------
                                                                                  $ 42,505,747
----------------------------------------------------------------------------------------------
       Utilities - Electric - 21.0%

BB           Central Maine Power & Light Co., 7.5s, 1997             $ 4,500      $  4,523,715
BBB-         Gulf States Utilities Co., 8.21s, 2002                    6,000         6,176,280
BBB-         Long Island Lighting Co., 7.625s, 1998                    7,500         7,544,925
BBB-         Louisiana Power & Light Co., 10.67s, 2017                 2,500         2,675,650
BBB-         Salton Sea Funding Corp., 7.02s, 2000                     4,000         4,031,560
BBB-         System Energy Resources, 7.8s, 2000                       4,000         4,061,520
                                                                                  ------------
                                                                                  $ 29,013,650
----------------------------------------------------------------------------------------------
Total Investment (Identified Cost, $134,228,616)                                  $135,204,318
Other Assets, Less Liabilities - 2.2%                                                3,035,862
----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                               $138,240,180
----------------------------------------------------------------------------------------------


## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)

---------------------------------------------------------------------------------
October 31, 1996
---------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $134,228,616)              $135,204,318
  Cash                                                                    127,044
  Receivable for investments sold                                       3,097,200
  Receivable for Fund shares sold                                         866,748
  Interest receivable                                                   2,312,594
  Deferred organization expenses                                            1,447
  Other assets                                                              1,902
                                                                     ------------
      Total assets                                                   $141,611,253
                                                                     ============
Liabilities:
  Distributions payable                                              $    216,244
  Payable for investments purchased                                     3,048,358
  Payable for Fund shares reacquired                                       41,039
  Payable for daily variation margin on open futures contracts             28,437
  Payable to affiliates -
    Management fee                                                          1,519
    Distribution fee                                                       33,257
  Accrued expenses and other liabilities                                    2,219
                                                                     ------------
      Total liabilities                                              $  3,371,073
                                                                     ============
Net assets                                                           $138,240,180
                                                                     ============
Net assets consist of:
  Paid-in capital                                                    $143,520,586
  Unrealized appreciation on investments                                  528,019
  Accumulated net realized loss on investments                         (4,902,488)
  Accumulated distributions in excess of net investment income           (905,937)
                                                                     ------------
      Total                                                          $138,240,180
                                                                     ============
Shares of beneficial interest outstanding                              19,414,177
                                                                     ============
Class A shares:
  Net asset value
    (net assets of $90,304,948 / 12,681,640 shares of beneficial
      interest outstanding)                                          $       7.12
                                                                     ------------
  Offering price per share (100/97.5)                                $       7.30
                                                                     ============
Class B shares:
  Net asset value and offering price per share
    (net assets of $31,517,529 / 4,430,730 shares of beneficial
      interest outstanding)                                          $       7.11
                                                                     ============
Class C shares:
  Net asset value and offering price per share
    (net assets of $16,417,703 / 2,301,807 shares of beneficial
      interest outstanding)                                          $       7.13
                                                                     ============

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
---------------------------------------------------------------------------------
Six Months Ended October 31, 1996
---------------------------------------------------------------------------------
Net investment income:
  Interest income                                                     $ 5,215,272
                                                                      -----------
  Expenses -
    Management fee                                                    $   278,708
    Trustees' compensation                                                 10,412
    Shareholder servicing agent fee (Class A)                              72,434
    Shareholder servicing agent fee (Class B)                              32,138
    Shareholder servicing agent fee (Class C)                              11,257
    Distribution and service fee (Class A)                                 72,831
    Distribution and service fee (Class B)                                140,751
    Distribution and service fee (Class C)                                 74,412
    Custodian fee                                                          25,262
    Printing                                                               16,849
    Auditing fees                                                          15,150
    Postage                                                                 9,169
    Legal fees                                                              1,053
    Amortization of organization expenses                                   2,306
    Miscellaneous                                                          47,729
                                                                      -----------
      Total expenses                                                  $   810,461
    Fees paid indirectly                                                     (827)
    Preliminary refund of expenses pursuant to reimbursement
      agreement                                                            33,508
                                                                      -----------
      Net expenses                                                    $   843,142
                                                                      -----------
        Net investment income                                         $ 4,372,130
                                                                      -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                           $  (733,606)
    Futures contracts                                                     198,028
                                                                      -----------
      Net realized loss on investments                                $  (535,578)
                                                                      -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                       $ 2,084,637
    Futures contracts                                                  (1,195,126)
                                                                      -----------
      Net unrealized gain on investments                              $   889,511
                                                                      -----------
        Net realized and unrealized gain on investments               $   353,933
                                                                      -----------
          Increase in net assets from operations                      $ 4,726,063
                                                                      -----------

See notes to financial statements

Statement of Changes in Net Assets



---------------------------------------------------------------------------------------
                                                        Six Months Ended    Year Ended
                                                        October 31, 1996    April 30,
                                                          (Unaudited)          1996
---------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                   $  4,372,130     $  7,954,234
  Net realized gain (loss) on investments                     (535,578)       1,310,598
  Net unrealized gain (loss) on investments                    889,511       (1,277,654)
                                                          ------------     ------------
    Increase in net assets from operations                $  4,726,063     $  7,987,178
                                                          ------------     ------------
Distributions declared to shareholders -
  From net investment income (Class A)                    $ (3,110,959)    $ (6,197,868)
  From net investment income (Class B)                        (835,137)      (1,273,328)
  From net investment income (Class C)                        (426,034)        (483,038)
  In excess of net investment income (Class A)                (267,034)        (105,605)
  In excess of net investment income (Class B)                 (71,685)         (37,487)
  In excess of net investment income (Class C)                 (36,569)         (27,955)
                                                          ------------     ------------
    Total distributions declared to shareholders          $ (4,747,418)    $ (8,125,281)
                                                          ------------     ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                        $ 55,920,234     $ 78,771,957
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                         3,438,716        5,979,726
  Cost of shares reacquired                                (59,624,638)     (53,643,464)
                                                          ------------     ------------
    Increase (decrease) in net assets from
      Fund share transactions                             $   (265,688)    $ 31,108,219
                                                          ------------     ------------
        Total increase (decrease) in net assets           $   (287,043)    $ 30,970,116
Net assets:
  At beginning of period                                   138,527,223      107,557,107
                                                          ------------     ------------
  At end of period (including accumulated
    distributions
    in excess of net investment income of
    $905,937 and $530,649, respectively)                  $138,240,180     $138,527,223
                                                          ============     ============

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights
-------------------------------------------------------------------------------------------
                            Six Months
                               Ended
                            October 31,                    Year Ended April 30,
                               1996        ------------------------------------------------
                            (Unaudited)     1996      1995       1994      1993     1992*
-------------------------------------------------------------------------------------------
                              Class A
-------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each
  period):
Net asset
  value - beginning of
  period                      $  7.12      $  7.10   $  7.14   $   7.46   $  7.29   $ 7.31
                              -------      -------   -------   --------   -------   ------
Income from investment
  operations# -
  Net investment
    incomesec.                $  0.23      $  0.48   $  0.46   $   0.44   $  0.48   $ 0.08
  Net realized and
    unrealized gain (loss)
    on investments               0.02         0.03     (0.04)     (0.32)     0.17    (0.02)
                                                                             para.    para.
                              -------      -------   -------   --------   -------   ------
      Total from
        investment
        operations            $  0.25      $  0.51   $  0.42   $   0.12   $  0.65   $ 0.06
                              -------      -------   -------   --------   -------   ------
Less distributions
  declared to
  shareholders++++ -
  From net investment
    income                    $ (0.23)     $ (0.48)  $ (0.46)  $  (0.42)  $ (0.48)  $(0.08)
  In excess of net
    investment income           (0.02)       (0.01)       --      (0.02)       --       --
                              -------      -------   -------   --------   -------   ------
      Total distributions
        declared to
        shareholders          $ (0.25)     $ (0.49)  $ (0.46)  $  (0.44)  $ (0.48)  $(0.08)
                              -------      -------   -------   --------   -------   ------
Net asset value - end of
  period                      $  7.12      $  7.12   $  7.10   $   7.14   $  7.46   $ 7.29
                              -------      -------   -------   --------   -------   ------
Total return++                   3.46%        7.50%     6.09%      1.61%     9.17%    4.98%+
Ratios (to average net assets)/
Supplemental data[Section]:
  Expenses##                     0.95%+       0.95%     0.95%      0.85%     0.60%    0.55%+
  Net investment income          6.47%+       6.73%     6.54%      5.99%     6.40%    6.22%+
Portfolio turnover                313%         385%      498%       861%      472%      72%
Net assets at end of period   $90,305      $98,582   $85,773   $100,297   $67,470   $4,924

-----------

*      For the period from the commencement of investment operations, February 26,
       1992 to April 30, 1992.
+      Annualized.
++     Not annualized.
#      Per share data for the periods subsequent to April 30, 1994 is based on average shares outstanding.
##     For periods ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
para.  The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
++     Total returns for Class A shares do not include the applicable sales charge.
       If the charge had been included, the results would have been lower.
++++   For the year ended April 30, 1993, the per share distribution from net realized gain on investments was $0.0021.
[section] The investment adviser voluntarily agreed to maintain the expenses of the
       Fund, exclusive of management, distribution and service fees, at not more than 0.40% of average daily net assets, for the periods indicated. To the extent actual expenses were over/under these limitations, the net investment income per share and the ratios:
       Net investment income    $0.23        $0.48     $0.46      $0.42     $0.43    $0.07
       Ratios (to average net assets):
         Expenses                0.88%+       0.91%     0.97%      1.07%     1.29%    1.44%+
         Net investment
           income                6.53%+       6.77%     6.52%      5.77%     5.70%    5.33%+

See notes to financial statements

FINANCIAL HIGHLIGHTS -- CONTINUED

----------------------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED
                                           OCTOBER 31,   YEAR ENDED APRIL 30,
                                              1996       -------------------------------
                                           (UNAUDITED)    1996      1995       1994**
----------------------------------------------------------------------------------------
                                             CLASS B
----------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period        $  7.11     $  7.10   $  7.14   $     7.50
                                             -------     -------   -------   ----------
Income from investment operations# -
  Net investment incomesec.                  $  0.20     $  0.42   $  0.41   $     0.21
  Net realized and unrealized gain (loss)
    on investments                              0.02        0.03     (0.05)       (0.33)
                                             -------     -------   -------   ----------
      Total from investment operations       $  0.22     $  0.45   $  0.36   $    (0.12)
                                             -------     -------   -------   ----------
Less distributions declared to
  shareholders -
  From net investment income                 $ (0.20)    $ (0.42)  $ (0.40)  $    (0.23)
  In excess of net investment income           (0.02)      (0.02)       --        (0.01)
                                             -------     -------   -------   ----------
      Total distributions declared to
        shareholders                         $ (0.22)    $ (0.44)  $ (0.40)  $    (0.24)
                                             -------     -------   -------   ----------
Net asset value - end of period              $  7.11     $  7.11   $  7.10   $     7.14
                                             -------     -------   -------   ----------
Total return                                    3.03%++     6.52%     5.20%       (1.69)%++
Ratios (to average net assets)/
Supplemental data[section]:
  Expenses##                                    1.76%+      1.75%     1.81%        1.74%+
  Net investment income                         5.70%+      5.90%     5.73%        4.90%+
Portfolio turnover                               313%        385%      498%         861%
Net assets at end of period (000 omitted)    $31,518     $26,464   $17,334   $   12,072

----------------

**   For the period from the commencement of offering of Class B shares, September
     7, 1993 to April 30, 1994.
+    Annualized.
++   Not annualized.
#    Per share data for the periods subsequent to April 30, 1994 is based on average shares outstanding.
##   For periods ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[section] The investment adviser voluntarily agreed to maintain the expenses of the
     Fund, exclusive of management, distribution and service fees, at not more than 0.40% of average daily net assets, for the periods indicated. To the extent actual expenses were over/under these limitations, the net investment income per share and the ratios would have been:

       Net investment income                    $0.20       $0.42     $0.41       $0.20
       Ratios (to average net assets):
         Expenses                                1.77%+      1.77%     1.82%       1.96%+
         Net investment income                   5.69%+      5.88%     5.72%       4.68%+

See notes to financial statements

Financial Highlights -- continued

---------------------------------------------------------------------------------------



                                                     Six Months
                                                       Ended
                                                    October 31,    Year Ended April 30,
                                                        1996      ---------------------
                                                    (Unaudited)       1996      1995***
---------------------------------------------------------------------------------------
                                                      Class C
---------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each
  period):
Net asset value - beginning of period                  $  7.13       $  7.11    $ 7.08
                                                       -------       -------    ------
Income from investment operations# -
  Net investment incomesec.                            $  0.21       $  0.41    $ 0.37
  Net realized and unrealized gain (loss) on
    investments                                           0.01          0.04     (0.01)
                                                       -------       -------    ------
      Total from investment operations                 $  0.22       $  0.45    $ 0.36
                                                       -------       -------    ------
Less distributions declared to
  shareholders -
  From net investment income                           $ (0.20)      $ (0.41)   $(0.33)
  In excess of net investment income                     (0.02)        (0.02)       --
                                                       -------       -------    ------
      Total distributions declared to shareholders     $ (0.22)      $ (0.43)   $(0.33)
                                                       -------       -------    ------
Net asset value - end of period                        $  7.13       $  7.13    $ 7.11
                                                       -------       -------    ------
Total return                                              3.16%++       6.44%     5.25%++
Ratios (to average net assets)/Supplemental datasec.:
  Expenses##                                              1.80%+        1.80%     1.85%+
  Net investment income                                   5.83%+        5.76%     6.01%+
Portfolio turnover                                         313%          385%      498%
Net assets at end of period (000 omitted)              $16,418       $13,482    $4,450

---------

***  For the period from the commencement of offering of Class C shares, July 1,
     1994 to April 30, 1995.
+    Annualized.
++   Not annualized.
#    Per share data for the periods subsequent to April 30, 1994 is based on average shares outstanding.
##   For periods ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[section] The investment adviser voluntarily agreed to maintain the expenses of the
     Fund, exclusive of management, distribution and service fees, at not more than 0.40% of average daily net assets, for the periods indicated. To the extent actual expenses were over/under these limitations, the net investment income per share and the ratios would have been:

       Net investment income                           $0.21          $0.41    $0.37
       Ratios (to average net assets):
         Expenses                                       1.73%+         1.75%    1.88%+
         Net investment income                          5.89%+         5.81%    5.98%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(1) BUSINESS AND ORGANIZATION
MFS Limited Maturity Fund (the Fund) is a diversified series of MFS Series Trust IX (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank and Trust Company, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Fund with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

At April 30, 1996, the Fund, for federal income tax purposes, had a capital loss carryforward of $3,619,464 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on April 30, 2003.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.40% of average daily net assets.

Under a temporary expense reimbursement agreement with MFS, MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management, distribution and service fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At October 31, 1996, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $72,851 after $33,508 net reimbursement in the current period.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $2,592 for the period ended October 31, 1996.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $27,162 for the period ended October 31, 1996, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted separate distribution plans for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer who enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. Service fee payments in the amount of 0.15% of average daily net assets are currently being paid by the Fund, payment of the remaining Class A service fee, equal to 0.10% per annum, will become payable on such date as the Trustees of the Trust may determine. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $9,587 for the period ended October 31, 1996. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the period ended October 31, 1996 were 0.15% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. Except in the case of the 0.25% per annum Class B service fee paid by the Fund upon the sale of Class B shares, the Class B service fee is currently set at 0.15% per annum and may be increased to a maximum of 0.25% per annum on such date as the Trustees of the Trust may determine. MFD will pay to securities dealers who enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $2,364 and $296 for Class B and Class C shares, respectively, for the period ended October 31, 1996. Fees incurred under the distribution plans during the period ended October 31, 1996 were 0.96% and

1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis respectively.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended October 31, 1996 were $231, $24,625 and $5,893 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of share at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                         PURCHASES        SALES
-----------------------------------------------------------------------------------
U.S. government securities                              $274,343,804   $248,175,555
                                                        ------------   ------------
Investments (non-U.S. government securities)            $152,511,653   $178,899,879
                                                        ------------   ------------


 The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:


Aggregate cost                                                         $134,228,616
                                                                       ------------
Gross unrealized appreciation                                          $  1,203,383
Gross unrealized depreciation                                              (227,681)
                                                                       ------------
    Net unrealized appreciation                                        $    975,702
                                                                       ------------

(5) SHARES OF BENEFICIAL INTEREST

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).
Transactions in Fund shares were as follows:

Class A Shares
                                    SIX MONTHS ENDED               YEAR ENDED
                                    OCTOBER 31, 1996             APRIL 30, 1996
                                -------------------------   -------------------------
                                  SHARES        AMOUNT        SHARES        AMOUNT
-------------------------------------------------------------------------------------
Shares sold                      4,573,191   $ 32,451,916    5,978,674   $ 43,102,663
Shares issued to shareholders
  in reinvestment of
  distributions                    347,255      2,462,448      638,556      4,600,038
Shares reacquired               (6,081,271)   (43,135,501)  (4,851,688)   (34,933,425)
                                ----------   ------------   ----------   ------------
    Net increase (decrease)     (1,160,825)  $ (8,221,137)   1,765,542   $ 12,769,276
                                ----------   ------------   ----------   ------------


Class B Shares
                                    SIX MONTHS ENDED               YEAR ENDED
                                    OCTOBER 31, 1996             APRIL 30, 1996
                                -------------------------   -------------------------
                                  SHARES        AMOUNT        SHARES        AMOUNT
-------------------------------------------------------------------------------------
Shares sold                      2,347,635   $ 16,633,402    2,854,814   $ 20,545,660
Shares issued to shareholders
  in reinvestment of
  distributions                     86,581        613,112      135,072        971,974
Shares reacquired               (1,723,804)   (12,200,396)  (1,712,548)   (12,331,259)
                                ----------   ------------   ----------   ------------
    Net increase                   710,412   $  5,046,118    1,277,338   $  9,186,375
                                ----------   ------------   ----------   ------------

Class C Shares
                                    SIX MONTHS ENDED               YEAR ENDED
                                    OCTOBER 31, 1996             APRIL 30, 1996
                                -------------------------   -------------------------
                                  SHARES        AMOUNT        SHARES        AMOUNT
-------------------------------------------------------------------------------------
Shares sold                        962,033    $ 6,834,916    2,095,271    $15,123,634
Shares issued to shareholders
  in reinvestment of
  distributions                     51,145        363,156       56,575        407,714
Shares reacquired                 (603,267)    (4,288,741)    (886,139)    (6,378,780)
                                  --------    -----------    ---------    -----------
    Net increase                   409,911    $ 2,909,331    1,265,707    $ 9,152,568
                                  --------    -----------    ---------    -----------

(6) LINE OF CREDIT
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended October 31, 1996 was $723.

(7) FINANCIAL INSTRUMENTS
The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 1996, is as follows:

Futures Contracts

                                                                     UNREALIZED
    DESCRIPTION           EXPIRATION      CONTRACTS     POSITION     DEPRECIATION
---------------------------------------------------------------------------------
U.S. Treasury Notes     December 1996       260           Short       $(447,683)
                                                                      ---------

At October 31, 1996, the Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

                 --------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

ADS ILLUSTRATE MFS' UNPARALLELED EXPERIENCE

[GRAPHIC]

MFS' new advertisements look back at some of the most important events of the twentieth century to demonstrate a simple point -- no other fund company can match MFS' experience. MFS has been managing money for investors since 1924 when we "invented" the nation's first fund, Massachusetts Investors Trust.

Print and broadcast ads will offer dramatic portraits of what that 72 years' worth of experience means. By the time the Apollo rockets began taking off for the moon, for example, MFS had already been exploring the universe of stocks for more than four decades. The company was also on the scene, as other ads will illustrate, when Louis Armstrong was redefining jazz and when the great racehorse Whirlaway was galloping to a Triple Crown victory.

An MFS Chairman Keith Brodkin emphasizes, in today's increasingly competitive mutual fund industry, it's important to have a recognizable brand name. The goal of the MFS ad campaign is to increase public awareness of the company and its unique role in the industry as the inventor of the mutual fund.

The across-the-board strength of the MFS Family of Funds[Registered Trademark] will be highlighted in the print ads, which cite the performance results and Morningstar ratings of various MFS funds.

The broadcast ads appear on a number of cable and network television news and sports programs. The print ads appear in newspapers such as The Wall Street Journal and USA Today; in financial magazines such as Kiplinger's Personal Finance and Money, and in leisure magazines such as Golf Digest and Tennis.

(The cost of the campaign is being underwritten by MFS. It is neither a fund shareholder nor an annuity contractholder expense.)

IT'S EASY TO CONTACT US

[PHONE]    MFS AUTOMATED INFORMATION

           ACCOUNT INFORMATION:
           Call 1-800-MFS-TALK (1-800-637-8255)
           anytime.

           INVESTMENT OUTLOOK:
           Call 1-800-637-4458 anytime for the MFS outlook on the bond and stock markets.

[QUESTION  MFS PERSONAL SERVICE
  MARK]
           ACCOUNT SERVICE/LITERATURE:
           Call 1-800-225-2606 any business day
           from 8 a.m. to 8 p.m. Eastern time.

           PRODUCT INFORMATION:
           Call 1-800-637-2929 any business day
           from 9 a.m. to 5 p.m. Eastern time.

           IRA SERVICE:
           Call 1-800-637-1255 any business day
           from 9 a.m. to 5 p.m. Eastern time.

           SERVICE FOR THE HEARING-IMPAIRED:
           Call 1-800-637-6576 any business day
           from 9 a.m. to 5 p.m. Eastern time (TDD required).

[ENVELOPE] MFS ADDRESSES

           MFS Service Center, Inc.
           P.O. Box 2281
           Boston, MA 02107-9906

           WORLD WIDE WEB:
           www.mfs.com

THE MFS FAMILY OF FUNDS[Registered Trademark]
AMERICA'S OLDEST MUTUAL FUND GROUP

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial advisor or call MFS at 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time (or leave a message anytime). This material should be read carefully before investing or sending money.

STOCK                                                      WORLD
---------------------------------------------------------- -------------------------------------------------------------------------
Massachusetts Investors Trust                              MFS[Registered Trademark] Foreign & Colonial Emerging Markets Equity Fund
Massachusetts Investors Growth Stock Fund                  MFS[Registered Trademark] Foreign & Colonial International Growth Fund
MFS[Registered Trademark] Capital Growth Fund              MFS[Registered Trademark] Foreign & Colonial International Growth and
MFS[Registered Trademark] Emerging Growth Fund               Income Fund
MFS[Registered Trademark] Gold & Natural Resources Fund    MFS[Registered Trademark] World Asset Allocation Fund
MFS[Registered Trademark] Growth Opportunities Fund        MFS[Registered Trademark] World Equity Fund
MFS[Registered Trademark] Managed Sectors Fund             MFS[Registered Trademark] World Governments Fund
MFS[Registered Trademark] OTC Fund                         MFS[Registered Trademark] World Growth Fund
MFS[Registered Trademark] Research Fund                    MFS[Registered Trademark] World Total Return Fund
MFS[Registered Trademark] Value Fund
                                                           NATIONAL TAX-FREE BOND
                                                           -------------------------------------------------------------------------
STOCK AND BOND                                             MFS[Registered Trademark] Municipal Bond Fund
---------------------------------------------------------- MFS[Registered Trademark] Municipal High Income Fund
MFS[Registered Trademark] Total Return Fund                MFS[Registered Trademark] Municipal Income Fund
MFS[Registered Trademark] Utilities Fund
                                                           STATE TAX-FREE BOND
BOND                                                       -------------------------------------------------------------------------
---------------------------------------------------------- Alabama, Arkansas, California, Florida,
MFS[Registered Trademark] Bond Fund                        Georgia, Maryland, Massachusetts,
MFS[Registered Trademark] Government Mortgage Fund         Mississippi, New York, North Carolina,
MFS[Registered Trademark] Government Securities Fund       Pennsylvania, South Carolina, Tennessee,
MFS[Registered Trademark] High Income Fund                 Virginia, West Virginia
MFS[Registered Trademark] Intermediate Income Fund
MFS[Registered Trademark] Strategic Income Fund            MONEY MARKET
                                                           -------------------------------------------------------------------------
LIMITED MATURITY BOND                                      MFS[Registered Trademark] Cash Reserve Fund
---------------------------------------------------------- MFS[Registered Trademark] Government Money Market Fund
MFS[Registered Trademark] Government Limited Maturity Fund MFS[Registered Trademark] Money Market Fund
MFS[Registered Trademark] Limited Maturity Fund
MFS[Registered Trademark] Municipal Limited Maturity Fund

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MFS[Registered Trademark] LIMITED MATURITY FUND

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TRUSTEES                                             INVESTOR INFORMATION
A. Keith Brodkin* - Chairman and President           For MFS stock and bond market outlooks, call
                                                     toll free: 1-800-637-4458 anytime from a
Richard B. Bailey* - Private Investor;               touch-tone telephone.
Former Chairman and Director (until 1991),
Massachusetts Financial Services Company;            For information on MFS mutual funds,
Director, Cambridge Bancorp; Director;               call your financial adviser or, for an
Cambridge Trust Company                              information kit, call toll free:
                                                     1-800-637-2929 any business day from
Peter G. Harwood - Private Investor                  9 a.m. to 5 p.m. Eastern time (or leave
                                                     a message anytime).
J. Atwood Ives - Chairman and Chief Executive
Officer, Eastern Enterprises                         INVESTOR SERVICE
                                                     MFS Service Center, Inc.
Lawrence T. Perera - Partner, Hemenway &             P.O. Box 2281
Barnes                                               Boston, MA 02107-9906

William J. Poorvu - Adjunct Professor, Harvard       For general information, call toll free:
University Graduate School of Business               1-800-225-2606 any business day from
Administration                                       8 a.m. to 8 p.m. Eastern time.

Charles W. Schmidt - Private Investor                For service to speech- or hearing-impaired, call
                                                     toll free: 1-800-637-6576 any business day from
Arnold D. Scott* - Senior Executive Vice             9 a.m. to 5 p.m. Eastern time. To use
President, Director and Secretary, Massachusetts     this service, your phone must be equipped with
Financial Service Company                            a Telecommunications Device for the Deaf.

Jeffrey L. Shames* - President and Director,         For share prices, account balances, and
Massachusetts Financial Services Company             exchanges, call toll free: 1-800-MFS-TALK
                                                     (1-800-637-8255) anytime from a touch-tone
Elaine R. Smith - Independent Consultant             telephone.

David B. Stone - Chairman, North American            WORLD WIDE WEB
Management Corp. (investment advisers)               www.mfs.com

INVESTMENT ADVISER
Massachusetts Financial Services Company             [DALBAR LOGO]
500 Boylston Street                                  For the third year in a row, MFS earned a #1
Boston, MA 02116-3741                                ranking in the DALBAR, Inc. Broker/Dealer Survey,
                                                     Main Office Operations Service Quality Category. The
DISTRIBUTOR                                          firm achieved a 3.48 overall score on a scale of 1 to
MFS Fund Distributors, Inc.                          4 in the 1996 survey. A total of 110 firms responded,
500 Boylston Street                                  offering input on the quality of service they received
Boston, MA 02116-3741                                from 29 mutual fund companies nationwide. The survey
                                                     contained questions about service quality in 15 categories,
PORTFOLIO MANAGER                                    including "knowledge of phone service contracts," "accuracy
Geoffrey L. Kurinsky*                                of transaction processing," and "overall ease of doing
                                                     business with the firm."
TREASURER
W. Thomas London*

ASSISTANT TREASURER
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

CUSTODIAN
Investors Bank and Trust Company



* Affiliated with the Investment Adviser

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                                                                              25
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
  MFS[REGISTERED TRADEMARK] LIMITED                 [MFS LOGO]
  MATURITY FUND[servicemark]                                                                          ----------------------
  500 Boylston Street                                                                                 BULK RATE
  Boston, MA 02116                                                                                    U.S. POSTAGE
  [LOGO]                                                                                              PAID
                                                                                                      PERMIT #55638
                                                                                                      BOSTON, MA
                                                                                                      ----------------------

[Copyright]1996 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                                                                      MLM-3 12/96 14M 88/288/388
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